Exhibit 99.1

Executive Presentation

January 2007

Strength. Vision. Stability.

Independence Holding Company
www.independenceholding.com

Solid Foundation

Founded 1980

Member NYSE &
Russell 2000

Market Cap: $13M (’92)
- $320M (’06)

’04 Forbes 200 Best
Small Companies

$1+ Billion Assets

Net Income Quarterly
since ’92

3 Highly Rated Insurance
Carriers Licensed in 50
States

Estimated $800M Gross
Premiums (12/31/07 annualized)

IHC
Strength. Vision. Stability.

Roy T.K. Thung
Chief Executive Officer
Larry R. Graber
SVP – Life and Annuities
Teresa A. Herbert
Chief Financial Officer
David T. Kettig
Co-Chief Operating Officer
Scott M. Wood
Co-Chief Operating Officer
Jeffrey C. Smedsrud
Chief Strategic Development Officer
Bernon R. Erickson, Jr.
Chief Health Actuary
*

* Bernon Erickson will become an IHC senior officer during the 1st Quarter of 2007.

Independence Holding Company
www.independenceholding.com

Experienced Leadership

IHC
Strength. Vision. Stability.

Independence Holding Company
48%
American Independence Corp.
Madison National Life
Insurers Administrative Corporation
MGUs
Independence American Insurance Company
Standard Security Life
IHC Health Solutions, Inc.
Community America Insurance Services
Health Plan Administrators
GroupLink
Actuarial Management Corporation
*

* IHC's acquisition of Actuarial Management Corporation is anticipated to occur at the start of 2nd Quarter 2007.

Independence Holding Company
www.independenceholding.com

IHC Group Organization Chart

For illustrative purposes only.

IHC
Strength. Vision. Stability.

Independence Holding Company
www.independenceholding.com

Discussion Topics

Fully Insured Expansion

Stop-Loss Results

Block Acquisitions

Interest Rates

AMIC More Diversified

Strength. Vision. Stability.

Independence Holding Company
www.independenceholding.com

Growth from Fully Insured

$500 billion fully insured health market

Experienced management; scaleable systems

Specialize in products for

46 million uninsured (20% population)

Individuals – growing sector

Small Groups – under-served sector

Employers seeking reduced costs through High
Deductible Health Plans (HDHPs)

Multiple distribution channels serving over 50,000
agents

General agents & brokers

Telesales to agents

Retail sales

Less volatile than excess insurance

IHC
Strength. Vision. Stability.

Independence Holding Company
www.independenceholding.com

Summary of Market Drivers

Uninsured buying short-term & limited
medical benefit plans

Individual market is growing and
embraces choice and control -- HDHPs

Small employers moving toward CDHPs
and reducing coverage & costs

Ancillary benefits (e.g. dental & vision)

Large employers embracing ways to lower
costs by giving employees coverage
options

IHC
Strength. Vision. Stability.

Independence Holding Company
www.independenceholding.com

“HealthCare 401(k)”

Revolution in HealthCare Financing

% Commercial Market Covered by CDHPs:

24%

2010

7%

2007

1%

Current

IHC
Strength. Vision. Stability.

Independence Holding Company
www.independenceholding.com

Fully Insured Strategy

Cross-sell through 50,000 producers

Leverage vertical integration

Maintain underwriting discipline

Balanced portfolio of products

Diversified distribution

Seasoned management

IHC
Strength. Vision. Stability.

Independence Holding Company
www.independenceholding.com

Fully Insured Gross Earned
Premiums

’04

$0 M

’05

$47M

’06 Est.

$95M*

’07 Est.

$225M*

’08 Planned

$350M*

*Estimates based on available data as of 1/21/07.

IHC
Strength. Vision. Stability.

Independence Holding Company
www.independenceholding.com

Gross Fully Insured Premium Projections*

Group Major Medical

Dental & Vision

Individual Major Medical

Short-Term Medical

Other

Limited Medical

Total:

Est. Annualized 12/31/08

$230M

$62M

$50M

$42M

$40M

$26M

$450 Million

*Estimates based on available data as of 1/21/07.

Est. Annualized 12/31/07

$200M

$45M

$40M

$33M

$18M

$15M

$351 Million

IHC
Strength. Vision. Stability.

Independence Holding Company
www.independenceholding.com

Fully Insured Vertical Integration
(targeted 9% marginal rate of return on gross premiums)

Carrier Fee

Actuarial Fee

Net Administrative
Fee

(net of expenses)

Profit Sharing

(administrative and actuarial)

Net Risk Profit

(assuming quota share
reinsurance)

IHC
Strength. Vision. Stability.

Independence Holding Company
www.independenceholding.com

Medical Stop-Loss

Reserve strengthening in Q4 ’05 and Q2 ’06 primarily related to business written in ’04 & ‘05

Business written in ‘05 demonstrating lower loss ratios, but reduced block size

Business written in ’06 tracking favorably based on point-in-
time studies; block size stable

Every 1% improvement in net loss ratio* for every $100 million in premiums earned equates to approximately $720,000 of
pre-tax income

             *       Net loss ratio is defined as insurance benefits, claims and reserves divided by premiums earned less underwriting expenses).

IHC
Strength. Vision. Stability.

A
B
C

Independence Holding Company
www.independenceholding.com

Life Block Acquisitions

Added over $500M reserves since 1999

MILE:

Mortality

Interest rate

Lapse rate

Expenses

Seeking after-tax ROI of 10%

IHC
Strength. Vision. Stability.

Independence Holding Company
www.independenceholding.com

Interest Rates

$800M of investable assets

In increasing rate environment, investment
income will increase as portfolio turns over

IHC
Strength. Vision. Stability.

Independence Holding Company
www.independenceholding.com

Positioned to Succeed

Stop-Loss Improving

Highly-rated portfolio; improved yield

Fully-Insured Opportunity

Best in class expertise

Scaleable Systems

Vertically integrated

Strategy for growth

AMIC

’07 issuing carrier

Benefits from IHC’s increasing diversification &
improving loss ratios

Forward-Looking Statements

Some of the statements included herein may be considered to be forward-looking statements that are subject to certain risks and uncertainties. Factors which could cause the actual results to differ materially from those suggested by such statements are described from time to time in our filings with the U.S. Securities and Exchange
Commission.